Exhibit 32

                                 CERTIFICATIONS
           (PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

      I, Robert W. DeCook, certify that:

      A signed original of this written statement required by Section 906, or another document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Horizon Financial Services Corporation and will be retained by Horizon Financial Services Corporation and furnished to the Securities and Exchange Commission or its Staff upon request.

Date: September 29, 2003

                                                    /s/ Robert W. DeCook
                                                    ----------------------------
                                                    Chief Executive Officer

      I, Vicki Hladik, certify that:

      A signed original of this written statement required by Section 906, or another document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Horizon Financial Services Corporation and will be retained by Horizon Financial Services Corporation and furnished to the Securities and Exchange Commission or its Staff upon request.

Date: September 29, 2003

                                                     /s/ Vicki Hladik
                                                    ----------------------------
                                                     Chief Financial Officer


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